Advancing medicines. Solving problems. Improving lives. September 2024 Advancing medicines. Solving problems. Improving lives. Advancing medicines. Solving problems. Improving lives. 1 Anaphylm Pre-NDA Meeting Supplemental Material December 2, 2024

© 2024 Aquestive Therapeutics, Inc. 2 ® Disclaimer This presentation has been prepared by Aquestive Therapeutics, Inc. (“Aquestive”, the “Company”, “our” or “us”) and contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “may,” “will,” or the negative of those terms, and similar expressions, are intended to identify forward-looking statements. These forward- looking statements include, but are not limited to, statements regarding the advancement and related timing of our product candidate Anaphylm (epinephrine) Sublingual Film through clinical development and approval by the U.S. Food and Drug Administration (FDA) and other statements that are not historical facts. These forward-looking statements are based on our current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward- looking statements. Such risks and uncertainties include, but are not limited to, risks associated with our development work, including any delays or changes to the timing, cost and success of our product development activities and clinical trials and plans, including those relating to Anaphylm (including for pediatric patients); risk of the Company’s ability to generate sufficient clinical data for approval of our Anaphylm product candidate, including with respect to our PK/PD comparability submission for FDA approval of Anaphylm; risk of the Company’s ability to address the FDA’s comments on the Company’s future clinical trials and other guidance identified in the FDA Type C meeting minutes and pre-New Drug Application (NDA) meeting minutes for Anaphylm, including the risk that the FDA may require additional clinical studies for approval of Anaphylm; risk of the success of any competing products; risks and uncertainties inherent in commercializing a new product (including technology risks, financial risks, market risks and implementation risks and regulatory limitations); risk of development of a sales and marketing capability for commercialization of Anaphylm; risk of sufficient capital and cash resources, including sufficient access to available debt and equity financing, including under our ATM facility and the Lincoln Park Purchase Agreement, and revenues from operations, to satisfy all of our short-term and longer-term liquidity and cash requirements and other cash needs, at the times and in the amounts needed, including to fund future clinical development and commercial activities for Anaphylm; risk of eroding market share for Suboxone® and risk as a sunsetting product, which accounts for the substantial part of our current operating revenue; risk of default of our debt instruments; risks related to the outsourcing of certain sales, marketing and other operational and staff functions to third parties; risk of the rate and degree of market acceptance in the U.S. and abroad of Anaphylm, if approved by the FDA; risk of the success of any competing products including generics; risk of the size and growth of our product markets; risk of compliance with all FDA and other governmental and customer requirements for our manufacturing facilities; risks associated with intellectual property rights and infringement claims relating to our products; risk that our patent applications for our product candidates, including for Anaphylm, will not be timely issued, or issued at all, by the U.S. Patent and Trademark Office (PTO); risk of unexpected patent developments; risk of legislation and regulatory actions and changes in laws or regulations affecting our business including relating to our products and products candidates and product pricing, reimbursement or access therefor; risk of loss of significant customers; risks related to claims and legal proceedings against Aquestive including patent infringement, securities, business torts, investigative, product safety or efficacy and antitrust litigation matters; risk of product recalls and withdrawals; risks related to any disruptions in our information technology networks and systems, including the impact of cybersecurity attacks; risk of increased cybersecurity attacks and data accessibility disruptions due to remote working arrangements; risk of adverse developments affecting the financial services industry; risks related to inflation and rising interest rates; risks related to the impact of the COVID-19 global pandemic and other pandemic diseases on our business, including with respect to our clinical trials and the site initiation, patient enrollment and timing and adequacy of those clinical trials, regulatory submissions and regulatory reviews and approvals of our product candidates, availability of pharmaceutical ingredients and other raw materials used in our products and product candidates, supply chain, manufacture and distribution of our products and product candidates; risks and uncertainties related to general economic, political (including the Ukraine and Israel wars and other acts of war and terrorism), business, industry, regulatory, financial and market conditions and other unusual items; and other uncertainties affecting us including those described in the "Risk Factors" section and in other sections included in the Company’s 2023 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission. Given those uncertainties, you should not place undue reliance on these forward-looking statements, which speak only as of the date made. All subsequent forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by this cautionary statement. The Company assumes no obligation to update forward-looking statements or outlook or guidance after the date of this presentation whether as a result of new information, future events or otherwise, except as may be required by applicable law. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any of the Company’s securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. The Aquestive logo is a registered trademark of Aquestive Therapeutics, Inc. and has been conditionally approved by the FDA. Final approval of the Anaphylm proprietary name is conditioned on FDA approval of the product candidate, AQST-109. All other registered trademarks referenced herein are the property of their respective owners.

3 • Aquestive highlighted the continued unmet need for a non-device based medical product for the treatment of severe allergic reactions, including anaphylaxis • Aquestive provided an overview of all studies to date including pharmacokinetic (PK), pharmacodynamic (PD), and safety analysis • Aquestive provided a section focused on our OASIS study results • The Company provided a section focused on single-dose PK sustainability • Aquestive provided a section focused on repeat-dose PK Cmax levels and safety Anaphlym Briefing Book Highlights

4 Anaphlym Pre-NDA Questions Aquestive Briefing Book Questions to FDA FDA response Does the Agency consider the Sponsor’s planned safety evaluation reasonable for the Anaphylm NDA? FDA agreed. The FDA recommended a few updates to the proposed data groupings. Aquestive views none of these updates as material. Does the Agency agree that the text portion of the Integrated Summary of Safety (ISS) and Integrated Summary of Efficacy can serve as Module 2.7.4, Summary of Clinical Safety and Module 2.7.3, Summary of Clinical Effectiveness, respectively, with the tables, figures, and datasets in Module 5.3.5? FDA agreed. Does the Agency agree with the Sponsor’s proposed content and safety cut-off date for the 120-safety update? FDA agreed. Does the Agency agree with the Sponsor’s plan to initiate the pediatric PK/PD Study AQ109302? FDA agreed. Additional FDA statement: “We do not have safety concerns regarding initiation of pediatric studies.” Does the Agency agree with the Sponsor’s approach in demonstrating single-dose sustainability in the planned Anaphylm NDA? FDA noted that the Company’s “justifications provide valuable evidence” and reiterated that “the adequacy of the data to support PK sustainability after a single dose will be a review issue.” The Agency further recommended that we provide “a comparison of the epinephrine repeat- dose PK profile from DESF to the single dose PK profile from epinephrine injection products as additional justification in your future submission.” Does the Agency agree with the Sponsor’s planned content and format of the Anaphylm NDA? FDA agreed.

5 Additional FDA Comments Additional Unsolicited FDA Comments Aquestive viewpoint FDA noted that the non-allergen exposure arm for Anaphylm in the OASIS allergen challenge study was lower than the allergen exposure arm. FDA also noted that all treatment arms in the self-administration study were at similar levels to the lower arm in the OASIS study. FDA stated that this will be a review issue and recommended Aquestive provide justification for these lower values in the NDA. Justification will be provided in the NDA. Regarding self-administration, data levels were consistent across Anaphylm and injectable epinephrine. FDA requested more analysis in the NDA from the pH and temperatures conditions studies and the potential role of water consumption. The requested data analysis is available and will be included in the NDA. FDA requested more information regarding the bioanalytical methods used across studies. The requested data is available and will be included in the NDA. The FDA indicated comments on Aquestive’s human factors validation study plan and protocols are “forthcoming.” As expected, planned human factors validation work remains on schedule. The FDA recommended that Aquestive provide a comparison of epinephrine PK profiles by clinical batch for Anaphylm as well as the injection products. The requested data is available and will be included in the NDA.

6 Advisory Committee Guidance FDA Comment Aquestive viewpoint FDA noted that due to the new route of administration and the data supporting this route of administration, an advisory committee meeting “may be necessary.” Aquestive welcomes the opportunity to present its data at an advisory committee meeting (anticipated to occur 2-3 months before a scheduled PDUFA action date).

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